                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

  Check the appropriate box:
|_| Preliminary proxy statement.        |_| Confidential, for use of the
                                            Commission only
|X| Definitive proxy statement.             (as permitted by Rule 14a-6(e)(2)).
|_| Definitive additional materials.
|_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                              TUTOGEN MEDICAL, INC.

                (Name of Registrant as specified in its Charter)

                                      None.

    (Name of person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                              TUTOGEN MEDICAL, INC.
                               1130 MCBRIDE AVENUE
                         WEST PATERSON, NEW JERSEY 07424



                                                                  March 15, 2004


Dear Shareholder:

          On behalf of the Board of Directors, I cordially invite you to attend the 2004 Annual Meeting of the Shareholders of Tutogen Medical, Inc. (the "Company"), which will be held at The University Club, One West 54th Street, New York, New York 10019.

     At the Annual Meeting, you will be asked (i) to elect eight (8) directors,
(ii) to ratify the appointment of Deloitte and Touche, L.L.P. as the Company's auditors for the fiscal year ending September 30, 2004 and (iii) to transact such other business as may properly come before the meeting or any adjournment thereof. On the following pages you will find the Notice of the Annual Meeting of Shareholders, and the Proxy Statement providing information concerning the matters to be acted upon at the meeting. Of course, the Board of Directors will be present at the Annual Meeting to answer any questions you might have.

     YOUR VOTE IS IMPORTANT! The Company's Board of Directors would greatly appreciate your attendance at the Annual Meeting. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED. Accordingly, please sign, date, and return the enclosed proxy card, which will indicate your vote upon the various matters to be considered. If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

     I sincerely hope you will be able to attend the Annual Meeting and I look forward to seeing you at the 2004 Annual Meeting of Shareholders.


                                              Very truly yours,



                                              THOMAS W. PAUKEN
                                              CHAIRMAN OF THE BOARD

                              TUTOGEN MEDICAL, INC.
                               1130 MCBRIDE AVENUE
                         WEST PATERSON, NEW JERSEY 07424



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held April 20, 2004


TO THE SHAREHOLDERS OF TUTOGEN MEDICAL, INC.:

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of the Shareholders of Tutogen Medical, Inc., a Florida corporation (the "Company") will be held at The University Club, One West 54th Street, New York, New York 10019, 10:00 a.m. local time, to act on the following matters:


     1. To elect eight (8) directors to serve until the 2005 Annual Meeting of Shareholders and until their respective successors shall be duly elected and qualified;

     2. To ratify the appointment of Deloitte and Touche L.L.P. as the Company's independent auditors for the fiscal year ending September 30, 2004; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only Shareholders of record at 5:00 p.m., Eastern Standard Time, on March 8, 2004 are entitled to receive notice of, and to vote at, the Annual Meeting. EACH SHAREHOLDER, EVEN THOUGH HE OR SHE MAY PRESENTLY INTEND TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND TO RETURN IT WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Any shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person on each matter brought before the Annual Meeting.


                                        By Order of the Board of Directors



                                        Thomas W. Pauken,
                                        CHAIRMAN OF THE BOARD

West Paterson, New Jersey
March 15, 2004

                              TUTOGEN MEDICAL, INC.
                               1130 McBride Avenue
                         West Paterson, New Jersey 07424


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 20, 2004



                               GENERAL INFORMATION

     This Proxy Statement is being furnished to the holders ("Shareholders") of the common shares, par value $.01 per share ("Common Shares"), of Tutogen Medical, Inc., a Florida corporation (the "Company") in connection with the solicitation, by the Company's Board of Directors, of proxies for use at the 2004 Annual Meeting of Shareholders to be held on April 20, 2004 at 10:00 a.m. (the "Annual Meeting") and at any adjournment thereof. The Annual Meeting will be held at The University Club, One West 54th Street, New York, New York 10019

     At the Annual Meeting, Shareholders will be asked to consider and vote on
(i) the election of eight (8) directors, and (ii) the ratification of Deloitte and Touche, L.L.P. as the Company's auditors for the fiscal year ending September 30, 2004. All properly executed proxies received prior to or at the Annual Meeting will be voted in accordance with the instructions indicated thereon, if any. If no instructions are indicated, such proxies will be voted FOR the election of the Board of Directors' nominees for directors and FOR the ratification of Deloitte and Touche L.L.P. as the Company's auditors.

     The Board of Directors has fixed 5:00 p.m., Eastern Standard Time, on March 8, 2004 as the record date (the "Record Date") for the determination of the Shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. On March 8, 2004, there were 15,690,210 issued and outstanding Common Shares of the Company, constituting the only class of stock outstanding. The presence of a majority of the outstanding Common Shares as of the Record Date, in person or represented by proxy, will constitute a quorum at the Annual Meeting.

     Any Shareholder may revoke his or her proxy, at any time before it is exercised, by (i) duly executing and submitting a subsequently dated proxy, (ii) delivering a subsequently dated written notice of revocation to the Company, which notice is received at or before the Annual Meeting, or (iii) voting in person at the Annual Meeting (although, mere attendance at the Annual Meeting will not, in and of itself, constitute a revocation of the proxy). Any written notice revoking a proxy should be sent to the Secretary of the Company at the Company's principal executive offices, located at the address set forth above.

     This Proxy Statement and the enclosed proxy card are first being sent to Shareholders, together with the Notice of Annual Meeting, on or about March 15, 2004. SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WITH THESE MATERIALS. No postage is necessary if the proxy is mailed in the United States in the accompanying envelope.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

     In accordance with the Company's Bylaws, the Board of Directors has fixed the number of directors of the Company ("Directors") to be elected at the Annual Meeting at eight (8). The Company currently has eight (8) Directors, each of whose term of office will expire at the Annual Meeting. The Board of Directors has unanimously nominated eight (8) persons (each, a "Nominee"), all of whom are current Directors, to stand for election at the Annual Meeting. Each Nominee has agreed, if elected, to hold office until the 2005 Annual Meeting of Shareholders and until his successor has been duly elected and qualified.

     It is intended that the proxies received from Shareholders, unless contrary instructions are given therein, will be voted in favor of the election of the Nominees, named below, each of whom has consented to being named herein and have indicated their intention to serve if elected. If any Nominee, for any reason, should become unavailable for election, or if a vacancy should occur before the election, it is intended that the shares represented by the proxies will be voted for such other person, as the Company's Board of Directors shall designate to replace such Nominee. The Board of Directors has no reason to believe that any of the Nominees will not be available or prove unable to serve if so elected.

NOMINEES FOR DIRECTOR

     The following table sets forth the names and ages of each person nominated for election as a Director of the Company, the positions and offices that each Nominee has held with the Company, and the period during which each has served in such positions and offices. Each Director serves for a term of one (1) year and until his successor is duly elected and qualified.

                                         TABLE OF NOMINEES

     Name of Nominee           Age         Positions/Offices    Period Served in Office/Position
     ---------------           ---         -----------------    --------------------------------
     G. Russell Cleveland      65                   Director    1997 - present

     Robert C. Farone          61                   Director    1999 - present

     J. Harold Helderman       58                   Director    1997 - present

     Manfred K. Kruger         57    Chief Executive Officer    December 1999 - present
                                                   President    July 1999 - present
                                     Chief Operating Officer    1999 - present
                                                    Director    June 1997 - present

     Richard J. May            49                   Director    2004 - present

     Thomas W. Pauken          60      Chairman of the Board    2000 - present
                                                    Director    1999 - present

     Carlton E. Turner         63                   Director    2000 - present

     Roy D. Crowninshield      55                   Director    2003 - present

     Set forth below are descriptions of the business experience during the past five (5) years or more, and other biographical information, for the Nominees seeking election to the Board of Directors.

     G. RUSSELL CLEVELAND is the President, Chief Executive Officer, sole Director, and majority shareholder of Renaissance Capital Group, Inc. ("Renaissance"). He is also President, Chief Executive Officer, and a director of Renaissance Capital Growth & Income Fund III, Inc. Mr. Cleveland is a Chartered Financial Analyst with more than 35 years experience as a specialist in investments for smaller capitalization companies. A graduate of the Wharton School of Business, Mr. Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland currently serves on the Boards of Directors of Renaissance U.S. Growth & Income Trust PLC, Cover-All Technologies, Inc., Digital Recorders, Inc., Integrated Security Systems, Inc., and BFS U.S. Special Opportunities Trust PLC (London).

     ROY D. CROWNINSHIELD, PH.D. is the Chief Scientific Officer of Zimmer Holdings, Inc. in Warsaw, Indiana ("Zimmer"). He received a Ph.D. in mechanical engineering from the University of Vermont. He has worked in the orthopedic industry for over 20 years and has extensive experience in the research and development, manufacture, and clinical investigation of orthopedic implants. He has authored more than 100 journal articles, book chapters, and published abstracts in orthopedics and engineering. Prior to joining Zimmer, Inc. in 1983, he was a faculty member at the University of Iowa where he led many research projects evaluating the function of total joint implants. Mr. Crowninshield is serving on the board as a representative of Zimmer Holdings, Inc.

     ROBERT C. FARONE has been Vice President/General Manager of Samsonite Company Stores since June 2001. Samsonite Company Stores is a chain of 202 retail luggage stores. Mr. Farone had been President of Bag'n Baggage, Ltd. from June 1985 through February 2001. Bag'n Baggage is an 80-store retailer of luggage and leather goods operating in eight (8) states under the trade names Bag'n Baggage, Biagio, Houston Trunk Factory, Malm and Roberto's. Mr. Farone has also served as a director on the board of Caribbean Marine, Inc. from June 1985 to April 2001. From September 1985 to July 1986 he served as a director on the board of 50 Off Stores, and from August 1988 to September 1991 he served as Chairman of the Board. 50 Off Stores was a regional chain of deep discount stores specializing in ready to wear having 72 locations in five states.

     J. HAROLD HELDERMAN, MD is Dean of Admissions and Professor of Medicine, Microbiology and Immunology at Vanderbilt University, Nashville, Tennessee, and is the Medical Director of the Vanderbilt Transplant Center. Dr. Helderman received his MD from the State University of New York, Downstate Medical Center in 1971, Summa Cum Laude. In addition to book and monograph writings, he has authored more than 125 publications in his field of transplant medicine. Dr. Helderman is past President of the American Society of Transplantation.

     MANFRED K. KRUGER joined the Company in June 1997, serving as Chief Operating Officer and Managing Director for International Operations. On July 1, 1999 he became the Company's President and on December 1, 1999, he became Chief Executive Officer. Prior to joining the Company, Mr. Kruger was Executive Vice President of Fresenius Critical Care International, a division of Fresenius Medical Care, AG. Prior to Fresenius, Mr. Kruger held management positions with Squibb Medical Systems and American Hospital Supply.

     RICHARD J. MAY was recently named, in January 2004, as Vice President, Tax, for Zimmer Holdings, Inc. Prior to this, Mr. May held both tax and finance senior executive positions with Centerpulse USA Holding, Inc., formerly known as Sulzer Medica, ("Centerpulse"), which was recently acquired by Zimmer. His position with Centerpulse was Group Vice President Finance and Tax Counsel, primarily responsible for the worldwide/global tax function. Mr. May has over eighteen (18) years of experience in corporate tax, accounting and finance roles. Prior to joining Centerpulse, he worked at Rockwell International and Arthur Anderson & Co. He holds a bachelor's degree in accounting (suma cum laude) from Texas A&M University, and a Juris Doctor degree (cum laude) from the University of Houston Law Center. He is a certified public accountant and a member of the Texas Bar Association.

     THOMAS W. PAUKEN is the current Chairman of the Board. Mr. Pauken currently serves as the Trustee for Capital Partners II, Ltd. Liquidating Trust. He also serves on the Board of TOR Minerals International, Inc. For six years, Mr. Pauken served as Vice President and Corporate Counsel of Garvon, Inc., a Dallas-based venture capital company. From 1981 to 1985, Mr. Pauken served as Director of ACTION, an independent federal agency. He also served on the White House legal counsel's staff during the Reagan Administration. Mr. Pauken's military service included a tour of duty in Vietnam as a Military Intelligence Officer. Mr. Pauken received a B.A. from Georgetown University and J.D. degree from Southern Methodist University Law School.

     CARLTON E. TURNER, PH.D., D.SC. has been the President and Chief Executive Officer of Carrington Laboratories, Inc. ("Carrington") (NASDAQ: CARN) since April 1995. Carrington is a research-based pharmaceutical and medical device company in the field of wound care products. Dr. Turner has also served as the Chief Operating Officer from November 1994 to April 1995 and as the Executive Vice President of Scientific Affairs from January 1994 to November 1994 at Carrington. Before that, he was the President, Chief Operating Officer and Founder of Princeton Diagnostic Laboratories of America from 1987 to 1993. From 1981 to 1987 he was an Assistant to President Ronald Reagan with Cabinet Rank and Director of the White House Drug Policy Office. Previously, he was a Research Professor and Director of the Research Institute of Pharmacological Science, University of Mississippi.

DIRECTOR MEETINGS AND COMMITTEES

     During the fiscal year ended September 30, 2003 ("Fiscal Year 2003"), the Board of Directors of the Company held a total of three (3) regular and three
(3) telephonic meetings. Each of the directors attended at least eighty percent (80%) of the total number of meetings of the Board of Directors. It is the Company's policy that each of our incumbent directors attends the Annual Meetings of Shareholders, however, due to severe inclement weather conditions, Messrs. Cleveland, Farone, Helderman, Pauken and Turner were not able to attend the 2003 Annual Meeting of Shareholders.

     The Company presently complies with the board of director independence requirements of the American Stock Exchange (the "Exchange"), as currently in effect and applicable to the Company. However, on December 1, 2003, the Exchange adopted new listing standards for companies that list on the Exchange, including a requirement that the board of directors of a small business issuer, such as the Company, must be comprised of a majority of independent directors. However, recognizing the challenges that small business issuers face in meeting the new listing requirements, the Exchange has given all small business additional time, until July 31, 2005, within which to comply with the new requirements. The Company intends to satisfy the new director independence standards on or before the July 31, 2005 compliance date.

     AUDIT COMMITTEE

     The Company has a standing Audit Committee consisting of three (3) members. For Fiscal Year 2003, the members of the Audit Committee were Messrs. G. Russell Cleveland, Robert C. Farone, and Carlton E. Turner. The Committee met four 4 times during Fiscal Year 2003. Each of the members of the Audit Committee is a member of the Board of Directors, and a majority of the members of the Audit Committee are "independent" as such term is defined in the Exchange listing standards currently in effect and applicable to the Company. Each of the members of the audit committee, by virtue of his past employment experience, has considerable knowledge of financial statements, finance, and accounting. Although no member of the Committee has a professional certification in accounting, Messrs. Cleveland and Turner each has significant employment experience as a Chief Executive Officer with financial oversight responsibilities. Mr. Turner has also served as the Chief Operating Officer of various companies. In addition, Mr. Cleveland is a graduate of the Wharton School of Business and has more than 35 years of experience as a financial analyst. The Company believes both Messrs. Cleveland and Turner qualify as "financial experts" under the Securities and Exchange Commission regulations. The background and experience of each of the Audit Committee members is more fully disclosed in their biographies under "Nominees for Director".

     The mission of the Company's Audit Committee is to ensure accurate and reliable financial reporting by the Company, and to promote shareholder confidence in the reliability of the Company's financial information. To this end, the Audit Committee independently reviews and oversees the Company's internal reporting process, and helps ensure that management develops and adheres to a sound system of internal controls. The Audit Committee also is responsible for retaining and overseeing the Company's independent auditors, and facilitates the auditors' objective review and assessment of the Company's financial statements and its internal reporting practices. The Audit Committee serves as a forum, separate from management, within which the independent auditors, among others, can candidly address issues of concern. To specify and clarify the duties of the Audit Committee, the Company has adopted a formal written charter. A copy of the Audit Committee's current charter is attached to this Proxy Statement as EXHIBIT A. The Audit Committee reviews and reassesses the adequacy of its charter on an annual basis. Based on its most recent review of the charter, the Audit Committee has commenced drafting an amended and restated charter that will redefine the scope of responsibilities, structure, composition, and processes of the Audit Committee, all in compliance with the new American Stock Exchange listing requirements relating to audit committees. The Company intends to finalize and adopt the amended and restated Audit Committee charter as soon as practicable and in advance of the July 31, 2005 date.

     The Company's Audit Committee is in compliance with the Exchange listing standards, as currently in effect and applicable to the Company. The new audit committee requirements of the Exchange do not become effective with respect to the Company until July 31, 2005. Among other things, the new audit committee requirements will affect the composition, qualifications, and independence standards of the members of the Company's Audit Committee, the contents of the Committee's charter, the frequency of the Committee's meetings, the responsibilities of the Committee with respect to the Company's auditors, the establishment and oversight by the Committee of complaint procedures, the authority of the Committee to retain outside advisors, the funding of the Committee, and the oversight by the Committee of related party transactions. The Company intends to voluntarily comply with the new audit committee standards of the American Stock Exchange as soon as practicable and well in advance of the July 31, 2005 compliance deadline.

     In connection with its duty to ensure the independence of the Company's auditors, and consistent with "Independence Standards Board Standard No. 1", the Audit Committee met with the Company's independent public accountants to discuss the auditor's independence. Based on those discussions, the Audit Committee and the independent accountants collectively concluded that there were no relationships between the auditor and its related entities and the Company and its related entities, which in the auditor's professional judgment may reasonably be thought to bear on its independence and no written disclosure of such relationships by the auditors was warranted under such circumstances. The Audit Committee received a confirmation letter from the Company's accountants that, in its professional judgment, the auditor is independent of the company within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee also discussed with the independent public accountants the plans for the audit engagement, approved the services to be performed, determined the range of audit and non-audit fees, and reviewed the Company's system of internal accounting and controls.

     Following the completion of the auditors' examination of the Company's financial statements, with management present, the Audit Committee reviewed and discussed with the independent auditors the results of the auditors' examination of the financial statements, and the audited financial statements for the fiscal year ended September 30, 2003 ("Fiscal Year 2003"). In addition, the Audit Committee and management engaged in an open and frank discussion with the auditors of such matters as the consistency of the Company's accounting policies and their application, and the clarity, faithfulness, verifiability, neutrality and completeness of the accounting information included in the Company's financial statements, and all other communications required to be addressed by generally accepted auditing standard, including those describe in "Statement on Auditing Standards No. 61 - Communications with Audit Committees". Based on the foregoing reviews and discussions, the Audit Committee recommended to the full Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for Fiscal Year 2003 and filed with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment of the independent auditors for the Company's fiscal year ending September 30, 2004, subject to shareholder approval, and the Board of Directors concurred in such recommendation.

     NOMINATING COMMITTEE

     The Company has a standing Nominating Committee, which makes recommendations to the full Board of Directors of the persons to be nominated for election at the Company's Annual Meeting of Shareholders. The Nominating Committee is presently comprised of Messrs. Thomas W. Pauken and Manfred K. Kruger. The Nominating Committee met one (1) time during the Company's Fiscal Year 2003.

     The American Stock Exchange's revised listing standards include new requirements for nominating committees of companies listed on the Exchange, including a requirement that nominating committees be comprised entirely of independent directors. While the current composition of the Company's nominating committee does not meet the Exchange's new independence standards, the Company is not required to be in compliance with the new nominating committee rules until July 31, 2005. The Company's Board intends to voluntarily comply with the new Exchange requirements well in advance of the July 31, 2005 compliance deadline.

     The Company's nominating committee does not presently have a committee charter, or a policy regarding director candidates recommended by shareholders. However, upon the appointment of new independent members to the nominating committee, the committee will be directed to adopt a committee charter. The new charter will be designed with the goals of increasing the range of candidates under consideration for the Company's Board of Directors, increasing the scrutiny given to a candidate's qualifications, providing shareholders with a more complete overview of the committee's functions and the nomination and evaluation processes, increasing security holder participation in the electoral process, and formalizing the importance of the director nomination process within the Company's corporate governance initiatives. Specifically, the new nominating committee members will, among other things:

  o  establish a process for identifying candidates;

  o establish policies and procedures by which shareholders will be able to recommend and submit director candidates to the committee for consideration;

  o  establish a process for evaluating candidates;

  o establish criteria for Board membership, including minimum qualifications and qualities and skills necessary and/or desirable for one or more of the Company's directors to possess; and

  o when necessary or otherwise in the best interests of shareholders, retain and compensate third parties to assist the committee in identifying and/or evaluating candidates.

Upon adoption of the new Nominating Committee charter, the Company currently intends to make the charter available to security holders and the public on the Company's website.

     COMPENSATION AND STOCK OPTION COMMITTEE

     The Company has a standing Compensation and Stock Option Committee (the "Compensation Committee"), which is comprised of Messrs. Robert C. Farone and J. Harold Helderman. Prior to his resignation from the Board of directors in March 2004, Mr. Steven E. Hanson was a member of the Company's Compensation Committee. The Compensation Committee was formed to administer the Company's 1996 Stock Option Plan, and for the purpose of making recommendations to the full Board of Directors with respect to the Company's compensation policies and the compensation of its executive officers. The Compensation Committee held two (2) meetings during the last fiscal year. All compensation matters were recommended to the full Board of Directors for approval.

     To ensure that the compensation of the Company's chief executive officer, and other officers of the Company, will be determined in accordance with the new listing requirements of the American Stock Exchange, the Company intends to voluntarily comply with the new Exchange requirements pertaining to executive compensation in advance of the July 31, 2005 compliance date. In addition, as part of the Company's corporate governance initiatives, the Compensation Committee will be directed to adopt a committee charter, specifying the mission and clarifying the responsibilities and duties of the Committee. Upon adoption of the new Compensation committee charter, the Company currently intends to make the charter available to security holders and the public on the Company's website.

     SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

     At the 2004 Annual Meeting of the Board of Directors, following the Annual Meeting of Shareholders, the Board intends to adopt new policies and procedures relating to shareholder communications with the Company's directors. It is presently anticipated that this initiative will provide that shareholders and other interested parties wishing to contact any member (or all members) of the Board of Directors, any committee of the Board, or any chair of any such committee may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual directors or group or committee of directors, and that all such correspondences should be sent to the Company's principal office. It is also anticipated that all shareholder communications to directors will be opened by the Office of the Corporate Secretary for the purpose of determining whether the contents represent a message to our directors before being forwarded to the addressee. In addition, the Corporate Secretary's office will make, if necessary, sufficient copies of the contents to be forwarded to each director who is a member of the group or committee to which the communication is addressed. It is further anticipated that the new director communications policy will exclude the forwarding to directors of certain kinds of information, such as materials in the nature of advertising, promotions of a product or service, and patently offensive material.

COMPENSATION OF DIRECTORS

     The Company's outside Directors receive a $6,000 annual retainer, $1,500 per meeting for attendance at Board meetings, and $500 per telephonic meeting, plus reimbursement of out-of-pocket expenses. The Chairman of the Board receives $1,000 per month for his services as Chairman. Additionally, the Company's Directors are eligible to participate in the Company's 1996 Stock Option Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The rules of the Securities and Exchange Commission require our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Commission. The regulations also require that such persons to furnish the Company with copies of all such reports they file. To our knowledge, based solely upon our review of the copies of such reports received by us during the fiscal year ended September 30, 2003 and representations from our officers, directors and 10% shareholders, the Company believes that each person who, at any time during Fiscal Year 2003 was a director, officer, or beneficial owner of more than 10% of our common stock, complied with all Section 16(a) filing requirements during the such year.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                         THE ELECTION OF ALL 8 NOMINEES.

                             ----------------------

                                   PROPOSAL II

                    APPROVAL AND RATIFICATION OF APPOINTMENT
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected the firm of Deloitte and Touche L.L.P., independent public accountants, to be the Company's auditors for the fiscal year ending September 30, 2004, and recommends that Shareholders vote to ratify that appointment. Although neither the law nor the governing documents of the Company requires the submission of this matter to a Shareholder vote, in the event of a negative vote, the Board of Directors will reconsider its selection of auditors. Ratification of the appointment of the auditors will require that, at a meeting where a quorum is present, the votes cast in favor of the ratification exceed those votes cast opposing ratification. Deloitte and Touche L.L.P. is expected to have a representative at the Annual Meeting who will be available to respond to appropriate questions from Shareholders.

           The Board of Directors recommends a vote FOR this proposal.

                              ---------------------

                               EXECUTIVE OFFICERS

     The executive officers of the Company ("Officers"), their ages, and positions with the Company are set forth below:

     Name                      Age     Position(s) with Company
     ----                      ---     ------------------------
     Manfred K. Kruger         57      President, Chief Executive Officer & Chief Operating Officer

     George Lombardi           60      Chief Financial Officer Secretary & Treasurer

     Pursuant to the Company's Bylaws, Officers are appointed annually by the Board of Directors, at its annual meeting, to hold such office until an Officer's successor shall have been duly appointed and qualified, unless an Officer sooner dies, resigns or is removed by the Board. Mr. Kruger is also a nominee for election as Director at the Annual Meeting. Mr. Kruger's business experience and other biographical information are summarized in the forepart of this Proxy Statement under the caption "Proposal I - Election of Directors." Mr. Lombardi's biographical information is summarized below.

     GEORGE LOMBARDI is the Company's Chief Financial Officer, Treasurer and Secretary. He joined the Company in March 1998. Mr. Lombardi was the Vice President and Chief Financial Officer of Sheffield Pharmaceuticals, Inc., a publicly held (AMEX) development stage pharmaceutical/biotech Company. Before that, he was the CFO and Director of Fidelity Medical, Inc. and a Senior Financial Executive for the New Jersey and New England Operations of National Health Laboratories, Inc. Prior to this, Mr. Lombardi held Senior Financial positions at the Boehringer Ingelheim Pharmaceutical Company and the Revlon Healthcare Group in New York. Mr. Lombardi is a CPA certified in the state of New Jersey and has a degree in accounting from Fairleigh Dickinson University.

SUMMARY COMPENSATION TABLE

     The following table sets forth the cash and non-cash compensation paid to or accrued to all persons who have served as Chief Executive Officer and other officers or individuals whose compensation exceeded $100,000 for the Fiscal Year 2003.

                                  COMPENSATION OF EXECUTIVE OFFICERS

                                                                         Long Term
                                                                         ---------
                                             Annual Compensation        Compensation
                                             -------------------        ------------
                                                                            Awards
                                                                            ------
                                    Fiscal                           Securities Underlying      All Other
                                    ------                           ---------------------      ---------
Name And Principal Position          Year    Salary ($)   Bonus ($)        Options (#)     Compensation (1) ($)
---------------------------          ----    -------      ------           -------         ------------
Manfred K. Kruger                    2003     352,500     179,700            37,500               76,900
President, Chief Executive           2002     282,500      68,000            50,000               58,600
Officer & Chief Operating Officer    2001     230,000      42,000            35,000               48,100
George Lombardi                      2003     160,125      67,500            20,000                 0
Chief Financial Officer,             2002     152,300      29,000               0                   0
Secretary and Treasurer              2001     150,000      10,000            15,000                 0
Dr. Karl Koschatzky                  2003     107,600      32,400            45,000               28,800
Vice President of Research &         2002      91,200      18,750            15,000               17,600
Development Worldwide                2001      83,000       4,300            10,000               14,400

---------
(1)  Includes primarily pension contribution and automobile compensation.

EMPLOYMENT AGREEMENTS

     The Company has an employment agreement with Manfred Kruger, its President and Chief Executive Officer. Pursuant to that agreement, the term of Mr. Kruger's employment with the Company commenced on June 16, 1997. The agreement is for an indefinite period and terminates upon written notice by the Company, written notice by Mr. Kruger of his election to terminate, or the Company terminates his employment for cause. Minimum notice of termination by the Company, except for cause, is one year from the end of a calendar quarter. Mr. Kruger's annual base salary is currently Euros 352,100 (approximately $436,600). The Company provides a management incentive bonus, which is based on achieving certain operating goals and objectives established by the board. In fiscal year 2003, Mr. Krueger achieved the maximum bonus under the plan or approximately 47% of his salary. Mr. Krueger has a "change of control" agreement whereby he is entitled to 12 months salary in the event his employment is terminated as a result of a change in control of the Company.

The Company has a severance agreement with George Lombardi, its Chief Financial Officer, Treasurer and Secretary. Pursuant to that agreement, upon written notice of his termination at least six weeks before a calendar quarter, the Company will provide six months salary including medical benefits

Mr. Lombardi's annual base salary is currently $166,500. The Company provides a management incentive bonus, which is based on achieving certain operating goals established by the Board. In fiscal year 2003, Mr. Lombardi achieved the maximum under the bonus plan, approximately 41% of his salary. Mr. Lombardi has a "change of control" agreement whereby he is entitled to 12 months salary including medical benefits in the event he is terminated as the result of a change of control of the Company.

MANAGEMENT BONUS INCENTIVE PLAN

     The Company provides a management bonus incentive plan based on operating goals agreed upon by the Board of Directors and individual MBO's (Management By Objectives), both established on or about the beginning of each fiscal year. The incentive bonus can range up to 41% of salary for key managers to 47% for the President and CEO.

OPTION GRANTS IN FISCAL YEAR 2003

                                       OPTION GRANTS IN FISCAL YEAR 2003
                                             (Individual Grants)

                                                    Percent of Total
                                                    ----------------
                           Number of Securities    Options Granted To     Exercise Price
                           --------------------    ------------------     --------------
  Name                      Underlying Options          Employees            Per Share         Expiration Date
  ----                      ------------------          ---------            ---------         ---------------
  Manfred K. Kruger               37,500                   8.3%                $3.27            June 17, 2013

  George Lombardi                 10,000                   2.2%                $2.63           December 9, 2012
                                  10,000                   2.2%                $2.71            April 8, 2013

  Dr. Karl Koschatzky             15,000                   3.3%                $2.63           December 9, 2012
                                  15,000                   3.3%                $2.71            April 8, 2013
                                  15,000                   3.3%                $3.27            June 17, 2013

     The following table sets forth the value of the unexercised options at September 30, 2003. No options were exercised during the Fiscal Year 2003. The market price of the Company's common stock at September 30, 2003 was $5.10.

                          AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2003
                                   AND FISCAL YEAR-END OPTION VALUES

                                                                         Value of Unexercised
                                                                         --------------------
                           Number of Unexercised Options at             In-the-Money Options at
                           --------------------------------             -----------------------
Name                               September 30, 2003                     September 30, 2003
----                               ------------------                     ------------------

                             Exercisable      Unexercisable          Exercisable      Unexercisable
                             -----------      -------------          -----------      -------------
Manfred K. Kruger              538,125            61,875             $ 1,021,206        $ 194,219

George Lombardi                199,250            18,750              $ 367,455          $ 51,300

Dr. Karl Koschatzky             76,668            50,000              $118,879           $150,400

401(K) PLAN

     The Board of Directors of the Company approved a tax-deferred investment plan (the "401(k) Plan") effective in 1991. All full-time employees of the Company may elect to participate in the 401(k) Plan, once he or she has completed six (6) months of service to the Company. Under the 401(k) Plan, a participating employee is given an opportunity to make an elective contribution under a salary deferral savings arrangement of up to the maximum allowed by law. In addition, the Company makes a separate matching contribution, in an amount equal to 50% of the amount contributed by the employee. An employee of the Company may elect to retire after attaining age 65. At that time, the total amount contributed, plus any accumulated earnings, will be used to provide a lump sum payment to any retiring participant in the 401(k) Plan. Participants terminating employment prior to normal retirement date will be fully vested in their own elective contribution. Funds accumulated from the Company's matching contributions will vest over a six-year period. During Fiscal 2003, Mr. Lombardi participated in the 401(k) Plan at 9% of his salary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 8, 2004, by (i) each person known to the Company to own beneficially more than 5% of its Common Stock, (ii) each director and executive officer of the Company, and (iii) all directors, nominees and executive officers as a group. As of March 8, 2004 there were approximately 15,690,210 shares of Common Stock issued and outstanding.


------------------------------------------------------------------------------------------------------------------

    NAME AND ADDRESS                                                      AMOUNT AND NATURE         PERCENTAGE
    OF BENEFICIAL OWNER                                               OF BENEFICIAL OWNER (1)(2)   OF CLASS (3)
------------------------------------------------------------------------------------------------------------------
Capital Partners II, Ltd. Liquidating Trust (6) (9) ................           3,624,926              23.10%
    5646 Milton Street
    Suite 900
    Dallas, TX 75206

SPV 1996 LP. .......................................................           1,896,794              12.09%
    101 Finsbury Pavement
    London, England
    EC2A 1EJ

Centerpulse USA Holding Co. ........................................           5,297,124              33.76%
    Subsidiary of Zimmer Holdings, Inc.
    345 East Main Street
    Warsaw, IN 46580

G. Russell Cleveland (4) ...........................................              97,300                  *
Roy D. Crowninshield (5) ...........................................                - 0-                  *
Robert C. Farone (6) ...............................................             135,814                  *
Dr. J. Harold Helderman (7) ........................................             108,535                  *
Dr. Karl Koschatsky (8).............................................              76,918                  *
Manfred K. Kruger (8) ..............................................             550,625               3.39%
Richard J. May (5) .................................................                - 0-                  *
George Lombardi (8) ................................................             201,750               1.27%
Thomas W. Pauken (9) ...............................................           3,952,966              24.96%
Carlton E. Turner (8)...............................................              50,000                  *
All directors, nominees and officers as a group (10 persons) (10) ..          10,471,032              61.67%

------------------------
*      Less than 1%

(1) In accordance with Rule 13d-3 promulgated pursuant to the Exchange Act, a person is deemed the beneficial owner of the security for purposes of the rule if he or she has or shares voting power or dispositive power with respect to such security or has the right to acquire such ownership within sixty days. As used herein, "voting power" is the power to vote or direct the voting of shares and "dispositive power" is the power to dispose or direct the disposition of shares, irrespective of any economic interest therein.

(2) Except as otherwise indicated by footnote, the persons named in the table have sole voting and investment power with respect to all of the common stock beneficially owned by them.

(3) In calculating the percentage ownership for a given individual or group, the number of shares of common stock outstanding includes unissued shares subject to options, warrants, rights or conversion privileges exercisable within sixty days after February 29, 2004 held by such individual or group.

(4) Includes 80,000 shares of common stock issuable upon exercise of options exercisable within sixty (60) days. Mr. Cleveland is the President and majority shareholder of Renaissance Capital Group, Inc. His business address is 8080 N. Central Expressway, Suite 210-LB 59, Dallas, TX 75206. See note 4.

(5) Messrs. Crowninshield and May serve on the board as representatives of Zimmer Holdings, Inc. They disclaim beneficial ownership of the shares owned by Centerpulse USA Holding Co., a subsidiary of Zimmer Holdings, Inc.

(6) Includes 80,000 shares of common stock issuable upon exercise of options exercisable within sixty (60) days. Mr. Farone is a Supervisory Trustee of Capital Partners II, Ltd. Liquidating Trust.

(7) Includes 100,000 shares of common stock issuable upon exercise of options and warrants exercisable within sixty (60) days.

(8) All of the shares of common stock beneficially owned by Messrs. Koschatzky, Kruger, Lombardi, and Turner are derivative securities issuable upon exercise of options exercisable within sixty (60) days

(9) Includes all of the shares of common stock beneficially owned by Capital Partners II, Ltd Liquidating Trust. Mr. Pauken is the Trustee of Capital Partners II, Ltd. Liquidating Trust and has voting rights to all of the shares owned by the Trust. Mr. Pauken separately has beneficial ownership in 328,040 shares of common stock. It also includes 110,000 shares of common stock issuable upon exercise of options and warrants exercisable within sixty (60) days.

(10) Includes shares owned by Centerpulse USA Holding Co., a subsidiary of Zimmer Holdings, Inc.

                              RELATED TRANSACTIONS

     The Company has an exclusive license and distribution agreement with Zimmer Spine Inc., ("Spine"), a wholly owned subsidiary of Zimmer Holdings, Inc., whereby Spine has been granted the right to act as the Company's exclusive distributor of bone tissue for spinal applications in the United States. During the period from October 1, 2002 to April 30, 2003, the Company paid to Spine commissions of approximately $2.9 million on revenues of approximately $6.0 million. Commencing in May 2003, product is being sold and billed directly to Spine and spine revenues billed directly to the customer for the period of May 1, 2003 through September 30, 2003 amounted to approximately $4.8 million.

     The Company has also engaged Zimmer Dental, Inc., a wholly owned subsidiary of Zimmer Holdings, Inc., to act as an exclusive distributor for the Company's bone tissue for dental applications in the United States and certain international markets. For the year ended September 30, 2003, Dental received commissions aggregating approximately $1.7 million on revenues of approximately $3.4 million.

     Centerpulse USA Holding Co., a wholly owned subsidiary of Zimmer Holdings, Inc. is the owner of approximately 33.8% of the Company's outstanding shares of Common Stock and has representation on the Company's board of directors.

                               VOTING SECURITIES

     Under the Florida Business Corporation Act ("FBCA"), directors are elected by a plurality of the votes cast at a meeting in which a quorum is present. In connection with an election of directors, votes may be cast in favor of, or withheld from, each nominee. Votes withheld from a nominee will be counted in determining whether a quorum has been reached. However, since directors are elected by a plurality, votes withheld from a nominee or nominees will be excluded entirely and will not be counted as a vote cast in an election of directors.

     In connection with the proposals to ratify the Company's auditors, votes may be cast "For" or "Against" a proposal, or a Shareholder may "Abstain" from voting on the proposal or proposals. Under the FBCA, at a meeting where a quorum is present, all matters submitted to Shareholders (other than an election of directors) are approved if the vote's cast in favor of the action exceeds the vote's cast in opposition to the matter presented (unless the Articles of Incorporation or state law requires a greater number of votes). Accordingly, with respect to any proposal coming before the Annual Meeting, other than the election of Directors, all abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum, but since they are neither a vote cast in favor of, or a vote cast against, a proposed action, abstentions and broker non-votes will not be counted as a vote cast on any matter coming before the meeting. A broker non-vote generally occurs when a broker, who holds shares in street name for a customer, does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.

     Each Common Share outstanding on the Record Date entitles the record holder thereof to cast one vote with respect to each matter to be voted upon.

                  DEADLINE FOR SUBMITTING SHAREHOLDER PROPOSALS
                           FOR THE 2005 ANNUAL MEETING

     Under the applicable laws of the Securities and Exchange Commission, Shareholder proposals may be eligible for inclusion in the Company's proxy statement and form of proxy that are mailed to all Shareholders in advance of the annual meeting. A Shareholder is eligible to submit a proposal for inclusion in the Company's proxy materials, if at such time the Shareholder owns at least 1% or $2,000 in market value of the Company's Common Stock. In addition, the Shareholder must have held such shares for at least one (1) year, and must continue to own such shares through the date of the 2005 Annual Meeting. Eligible Shareholders who wish to submit a proposal for inclusion in the Company's proxy materials for the 2005 Annual Meeting of Shareholders should submit the proposal(s), in writing, to the Office of the Secretary of the Company at the address set forth on the first page of this Proxy Statement. All such proposals must be received at the Office of the Secretary no later than November 15, 2004. The proposal must be in the form required by applicable rules of the Commission.

     Alternatively, Shareholders who wish to have a proposal presented at the 2005 Annual Meeting, but are not seeking to include the proposals in the Company's written proxy materials mailed to shareholders prior to the meeting, should submit the proposals to the Office of the Secretary of the Company between December 15, 2004 and January 31, 2005. There are no shareholder eligibility requirements for Shareholders who not seeking to include their proposals in the Company's written proxy materials. However, the proposals must include (i) a brief description of the matter to be brought before the Annual Meeting and the reasons therefore, (ii) the name and record address of the Shareholder proposing the matter, (iii) the class and number of shares beneficially owned by the Shareholder, (iv) any material interest of the Shareholder, an immediate family member of the Shareholder, or an affiliate of the Shareholder in the proposed matter; and (v) any other information which is reasonably required in order to make the proposal not materially misleading. If the Chairman of the 2005 Annual Meeting determines that a matter has not been properly brought before the meeting in accordance with the foregoing procedures, such matter will not be presented and no action will be taken thereon at the Annual Meeting.

                                  ANNUAL REPORT

     A copy of the Company's Annual Report on Form 10-KSB containing the financial statements and the schedules thereto, as filed with the Commission for the fiscal year ended September 30, 2003 (without exhibits) (the "2003 Annual Report") accompanies this proxy statement. The 2003 Annual Report is not to be considered to be a part of the proxy solicitation materials.

                               SOLICITATION COSTS

     The Company will bear the costs of preparing, assembling and mailing the Proxy Statement, the proxy card, and the 2003 Annual Report in connection with the Annual Meeting. In addition to the use of the mail to solicit proxies for the Annual Meeting, certain employees of the Company may be utilized by the Company to solicit Shareholders' proxies by telephone, telegraph or in person. Such employees will not receive additional compensation for such services to the Company. Arrangements may be made with banks, brokerage houses, and other institutions, nominees, and fiduciaries, to forward the proxy materials to beneficial owners and to obtain authorization from beneficial owners for the execution of proxies. The Company will, upon request, reimburse those persons and entities for expenses incurred in forwarding proxy materials to beneficial owners.

                                  OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Board of Directors of the Company had not been informed of any matters which would be presented for action at the 2004 Annual Meeting, other than the proposals specifically identified in the Notice of Annual Meeting of Shareholders and described above. If any other matters are properly submitted for action at the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote or refrain from voting on such matters in accordance with their best judgment, after consultation with the Board of Directors.

                                       By Order of the Board of Directors



                                                 Thomas W. Pauken
                                               CHAIRMAN OF THE BOARD

March 15, 2004
West Paterson, New Jersey

                                                                       EXHIBIT A
                              TUTOGEN MEDICAL, INC.

                             AUDIT COMMITTEE CHARTER


I.    ORGANIZATION

      The audit committee shall be comprised of at least three directors, with at least two being independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member. All members of the audit committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the audit committee shall have accounting or related financial management expertise.

      The board of directors shall elect the members of the audit committee annually or until their successors shall be duly elected and qualified unless a Chairman of the audit committee is elected by the full board of directors, the members of the audit committee may designate a Chairman by majority vote of the full audit committee.

II.   Statement of Policy

      The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders and investment community relating to corporate accounting, reporting practices of the corporation and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to:

          o Serve as an independent and objective party to monitor the corporation's financial reporting process and internal control system

          o Review and appropriate the audit efforts of the corporation's independent accountants and internal auditing department

          o Maintain free and open means of the communication between the directors, the independent auditors, the internal auditors and the financial management of the corporation.

      The independent auditors are accountable to the board of directors and the audit committee. The board of directors and the audit committee shall have ultimate authority to select, evaluate and replace independent auditors. The audit committee is also responsible for monitoring the independence of the independent auditors.

III.  Meetings

      The audit committee shall hold four regular meetings each fiscal year, which shall be held shortly before the filing of the corporation's interim or annual financial statements with the Securities and Exchange Commission. In addition, the audit committee shall hold such special meetings as may be called by the Chairman of the audit committee or at the request of the corporation's independent accountants.

IV.   Responsibilities

      In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to react to changing conditions and to ensure to the directors and shareholders that the corporate acquiring and reopening practices of the corporation are in accordance with all requirements and are of the highest quality.

      In carrying out these responsibilities, the audit committee will:

INDEPENDENT AUDITORS

          1. Review and recommend to the directors on an annual basis the independent auditor to be selected to audit the financial statements of the corporation and its subsidiaries and approve the fees and other compensation to be paid to the independent auditors.

          2. On an annual basis, review and discuss with the independent auditors all significant relationships the independent auditors have with the corporation to determine the independence of such auditors and receive a letter from the independent auditors regarding their independence.

          3. Meet with the independent auditors and financial management after corporation to review the scope of the proposed audit far the current year and the audit procedures to be utilized.

          4. Review each opinion or report of the independent auditors and review any comments or recommendations of the independent auditors with respect to the audited or interim financial statements.

          5. Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial,accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

          6. Review the range and cost of audit and non-audit services performed by the independent auditors.

          7. Discuss with the independent auditors, at least annually, the matters required by SAS 61.

FINANCIAL REPORTING PROCESS

          8. Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation.

          9. Elicit recommendations from the independent auditors for the improvement of the corporation's internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

          10. Review the corporation's audited financial statements with management and the independent auditors, including the nature and extent of any significant change in accounting principles or the application of such principles, and recommend the board directors whether the audited financial statements should be included in the corporation's Annual Report on Form 10-K

          11. Review with financial management and the independent auditors the interim financial results prior to their public release or prior to the filing of the Quarterly Report on Form 10-Q. The

               Chairman of the audit committee may represent the entire committee for purpose of this review.

REVIEW OF OTHER DOCUMENTS AND REPORTS

          12. Review the activities, organizational structure and qualifications of accounting and financial human resources within the corporation.

          13. Review with appropriate corporation personnel the actions taken to ensure compliance with the corporation's Code of Conduct and the results of confirmations and violations of such Code.

          14. Review the programs and policies of the corporation designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts.


          15. Review the procedures established by the corporation that monitor the compliance by the corporation with its loan and indenture covenants and restrictions.

          16. Review with the corporation's counsel any legal matter that could have a significant impact on the corporation's financial statements.

ACCOUNTABILITY TO BOARD OF DIRECTORS

          17. Report through its Chairman to the board of directors following the meetings of the audit committee

          18. Maintain minutes or other records of the meeting and activities of the audit committee all of which be submitted to the corporate secretary to be filed with the minutes of meetings corporation's board of direct6rs.

          19. Review this Charter annually and report and make recommendations to the board of directors regarding revisions to this Charter.

OTHER

          20. Investigate any matter brought to its attention within the scope its duties, with the power to retain outside counsel for this purpose if in its judgment, that is appropriate.

          21. Consider such other matters in relation to the financial affairs of the corporation and its accounts, and in relation to the external audit of the corporation as the audit committee may, in its discretions, determine to be advisable.

          22. Perform any other activities consistent with this Charter, the corporation's by-Laws and charter documents and governing law as the audit committee or the board of directors deems necessary or appropriate.

          23. Prepare a letter for inclusion in the annual proxy statement that describes the committee's compositions and responsibilities, and how they were discharged.


[LOGO] Tutogen Medical, Inc.











-------------------------------------------------------------------------------------------------------------------------------
  ANNUAL MEETING PROXY CARD
-------------------------------------------------------------------------------------------------------------------------------

  A  ELECTION OF DIRECTORS

  1. The Board of Directors recommends a vote FOR the listed nominees.

                                    FOR   WITHHOLD                                         FOR   WITHHOLD

     01 - G. Russell Cleveland      [ ]     [ ]            05 - Manfred K. Kruger          [ ]     [ ]

     02 - Robert C. Farone          [ ]     [ ]            06 - Thomas W. Pauken           [ ]     [ ]

     03 - Richard J. May            [ ]     [ ]            07 - Carlton E. Turner          [ ]     [ ]

     04 - J. Harold Helderman       [ ]     [ ]            08 - Roy D. Crowninshield       [ ]     [ ]

  B  ISSUES

  The Board of Directors recommends a vote FOR the following proposals.

                                                FOR   AGAINST  ABSTAIN

  2. Ratify the appointment of Deloitte and     [ ]     [ ]      [ ]        Mark box at the right if you plan to
     Touche L.L.P. as the Company's auditors                                attend the meeting.                    [ ]
     for the 2004 fiscal year.

  3. In their discretion, on such other business as may properly come before the meeting.



  C  AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.
  NOTE: Please sign your name here exactly as it appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other similar capacity, so indicate. If the owner is a corporation, an authorized officer should sign for the corporation and state his title. This Proxy shall be deemed valid for all shares held in all capacities that they are held by the signatory.

  Signature 1 - Please keep signature within      Signature 2 - Please keep signature within       Date (mm/dd/yyyy)
                the box                                         the box
  ---------------------------------------------   ----------------------------------------------   ----------------------------

                                                                                                          /        /

  ---------------------------------------------   ----------------------------------------------   ----------------------------

--------------------------------------------------------------------------------
  PROXY - TUTOGEN MEDICAL, INC.
--------------------------------------------------------------------------------

  ANNUAL MEETING OF SHAREHOLDERS APRIL 20, 2004

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


  The undersigned holder of Common Shares of Tutogen Medical, Inc., a corporation organized under the laws of the state of Florida, does hereby appoint Thomas W. Pauken and Manfred K. Kruger, and each of them, as due and lawful attorneys-in-fact (each of whom shall have full power of substitution), to represent and vote as designated below all of the Common Shares of Tutogen Medical, Inc. that the undersigned held of record at 5:00 p.m., Eastern Standard Time, on March 8, 2004 at the Annual Meeting of Shareholders of Tutogen Medical, Inc. to be held at The University Club, located at One West 54th Street, New York, New York 10019 on April 20, 2004, at 10:00 a.m., local time, or any adjournment thereof, on the following matters, and on such other business as may properly come before the meeting:

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS; AND FOR THE RATIFICATION OF THE AUDITORS.

       (PLEASE SIGN, DATE, AND RETURN THIS PROXY CARD EXACTLY AS YOUR NAME
         OR NAMES APPEAR ON THE REVERSE SIDE, WHETHER OR NOT YOU PLAN TO
                              ATTEND THE MEETING.)